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EXHIBIT 10.15
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BANK OF AMERICA

October 28, 1997

VIA FACSIMILE

To Distribution List

Re:  LifeRe Corporation
     Amended and Restated Credit Agreement dated 11/2/95
     Loan CHI 173 FAXC 1957

     Please be advised that the one year extension of the Commitment Termination Date (as defined in the Credit Agreement) to January 5, 2000 has been approved.

Sincerely,

/s/ DENISE M. CHRISTY

Denise M. Christy
Authorized Officer
Bank of America National Trust and Savings Association,
  as Agent
(312) 828-4184

             Bank of America National Trust and Savings Association 231 South LaSalle Street Chicago, IL 60697 Phone 312/828-2345